SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2019 (October 30, 2019)

 CALMARE THERAPEUTICS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-08696	36-2664428
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1375 Kings Highway East
Fairfield, CT 06824
(Address of principal executive offices)
203-368-6044
(Registrant’s Telephone Number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS.

As set forth in the Registrant’s Form 10-K for the fiscal year ended December 31, 2016 (the “2016 10-K”), on August 22, 2014, GEOMC filed a complaint against the Registrant in the United States District Court for the District of Connecticut. The allegations included in that complaint, as amended, are described in the 2016 10-K. On September 29, 2017, the District Court entered a final judgment that awarded GEOMC, among other relief, monetary damages of $4,673,406, in addition to pre-judgment interest of $5,678,764, with both amounts totaling $10,352,170. On May 25, 2018, the District Court entered an order awarding GEOMC attorneys’ fees in the amount of $836,442.05 and costs in the amount of $5,231.80.

Calmare appealed both the final judgment and the May 25, 2018 order awarding GEOMC attorneys’ fees and costs to the United States Court of Appeals for the Second Circuit. As set forth in the Registrant’s Forms 8-K dated March 18, 2019 and dated June 10, 2019, the United States Court of Appeals for the Second Circuit on March 12, 2019 vacated the District Court’s judgment and remanded the case to the District Court for further proceedings.

On October 30, 2019, the United States Court of Appeals for the Second Circuit vacated the District Court’s May 25, 2018 order awarding GEOMC attorneys’ fees and costs and remanded the case to the District Court for further proceedings.

The information in this Item 8.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 8.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

November 5, 2019

	By:	/s/ Conrad Mir
Conrad Mir Chief Executive Officer